GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

BALANCE SHEETS


                                                           JUNE 30,       DECEMBER 31,          JUNE 30,       DECEMBER 31,
                                                               2003               2002              2002               2001
                                                        (UNAUDITED)
ASSETS

Current assets
       Cash and cash equivalents                    $        34,953      $       8,172      $     35,350      $      42,421
       Accounts receivable                                  484,026            326,506            96,773                  -
       Inventories                                          377,038             48,399                 -                  -
       Purchase deposits                                    287,993            701,018            59,880             29,759
       Other current assets                                  14,869             17,213            38,090             38,571
                                                   -----------------   ----------------   ---------------   ----------------

       Total current assets                               1,198,879          1,101,308           230,093            110,751

Investments in profit-sharing projects                      310,067            458,915           508,072            573,209

Other intangible assets                                     138,842             21,849            19,108             16,923

Plant and equipment, net                                    131,675              9,617            10,522              3,691
                                                   -----------------   ----------------   ---------------   ----------------

Total assets                                        $     1,779,463      $   1,591,689      $    767,795      $     704,574
                                                   =================   ================   ===============   ================

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities
       Short-term note payable                      $       120,482      $     128,678      $    114,458      $     108,434
       Accounts payable and accrued liabilities               6,664             26,444            23,312            116,505
                                                   -----------------   ----------------   ---------------   ----------------

Total liabilities                                           127,146            155,122           137,770            224,939
                                                   -----------------   ----------------   ---------------   ----------------

Stockholders' equity
       Registered capital                                 1,204,819          1,204,819           602,410            602,410
       Retained earnings                                    447,498            231,748            27,615           (122,775)
                                                   -----------------   ----------------   ---------------   ----------------

       Total stockholders' equity                         1,652,317          1,436,567           630,025            479,635
                                                   -----------------   ----------------   ---------------   ----------------

Total liabilities and stockholders' equity          $     1,779,463      $   1,591,689      $    767,795      $     704,574
                                                   =================   ================   ===============   ================

GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

STATEMENT OF OPERATIONS

                                               THREE MONTHS    THREE MONTHS        SIX MONTHS         SIX MONTHS
                                                      ENDED           ENDED             ENDED              ENDED
                                                   JUNE 30,        JUNE 30,           JUNE 30,          JUNE 30,
                                                       2003            2002               2003              2002
Net Sales                                    $      389,398    $    141,799      $     774,951     $     247,221

Cost of sales                                       (86,932)        (40,432)          (245,664)          (58,314)
                                           -----------------  --------------   ----------------  ----------------

Gross profit                                        302,466         101,367            529,287           188,907

Selling expenses                                    (96,134)        (11,002)          (158,356)          (20,020)

General and administrative expenses                 (70,413)         (9,136)          (127,670)          (16,812)
                                           -----------------  --------------   ----------------  ----------------

Operating income                                    135,919          81,229            243,261           152,075

Financial expenses                                   (1,164)           (842)            (2,288)           (1,685)
                                           -----------------  --------------   ----------------  ----------------

Income before income taxes                          134,755          80,387            240,973           150,390

Provision for income taxes                          (17,407)              -            (25,223)                -
                                           -----------------  --------------   ----------------  ----------------

Net income                                   $      117,348    $     80,387      $     215,750     $     150,390
                                           =================  ==============   ================  ================


GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.

STATEMENT OF STOCKHOLDERS' EQUITY



                                                                                 TOTAL
                                          REGISTERED         RETAINED        STOCKHOLDERS'
                                            CAPITAL          EARNINGS            EQUITY
                                        ----------------  ---------------   -----------------
Balance, January 1, 2003                    $ 1,204,819        $ 231,748         $ 1,436,567

Net income                                            -          215,750             215,750

Dividends declared                                    -                -                   -
                                        ----------------  ---------------   -----------------

Balance, June 30, 2003                      $ 1,204,819        $ 447,498         $ 1,652,317
                                        ================  ===============   =================


GUANGZHOU GENGHAI TECHNOLOGY DEVELOPMENT CO., LTD.
STATEMENT OF CASH FLOWS


                                                                                        SIX MONTHS           SIX MONTHS
                                                                                             ENDED                ENDED
                                                                                          JUNE 30,             JUNE 30,
                                                                                              2003                 2002
Cash flows from operating activities
      Net income                                                                           215,750              150,390
           Adjustments to reconcile net income
           to net cash provided by operating activities
      Depreciation of plant and equipment                                                   13,168                  705
      Financial expenses                                                                     2,288                1,685
      Changes in:
           Accounts receivable                                                            (157,520)             (96,773)
           Inventories                                                                    (328,639)                   -
           Purchase deposits                                                               413,025              (30,121)
           Other current assets                                                              2,344                  481
           Accounts payable and accrued liabilities                                        (19,780)             (93,193)
                                                                                 ------------------   ------------------

Net cash provided/(used) by operating activities                                           140,636              (66,826)
                                                                                 ------------------   ------------------

Cash flows from return on investments and servicing of finance
      Financial expenses                                                                    (2,288)              (1,685)
                                                                                 ------------------   ------------------

Cash flows used in investing activities
      (Investment in)/liquidation of profit sharing projects                               148,848               65,137
      Increase in other intangible assets                                                 (116,993)              (2,185)
      Acquisition of plant and equipment                                                  (135,226)              (7,536)
                                                                                 ------------------   ------------------

Cash flows from financing activities
      (Repayment)/issuance of short-term note payable                                       (8,196)               6,024
                                                                                 ------------------   ------------------

Net increase in cash and cash equivalents                                                   26,781               (7,071)

Cash and cash equivalents at beginning of period                                             8,172               42,421
                                                                                 ------------------   ------------------

Cash and cash equivalents at end of period                                                  34,953               35,350
                                                                                 ==================   ==================